UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 18, 2006
                Date of Report (Date of earliest event reported)

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                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                 000-29089                 06-1562417
 (State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)

          630 Fifth Avenue, Suite 2100
               New York, NY 10111                        10111
     (Address of principal executive offices)          (Zip Code)


                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

               On July 24, 2006, Antigenics Inc. announced that Peter Thornton, Senior Vice-President and Chief Financial Officer as well as principal financial officer and principal accounting officer would be resigning in September. Effective upon his resignation, Shalini Sharp will become Vice-President and Chief Financial Officer as well as principal financial officer and Christine Klaskin will become Vice-President Finance and principal accounting officer. The full text of the press release issued in connection with the announcement is being furnished as Exhibit
               99.1 to this current report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

       (d) Exhibits

       The following exhibit is furnished herewith:

               99.1    Press Release dated July 24, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ANTIGENICS INC.

Date: July 24, 2006                                     By:    /s/ Garo H. Armen
                                                               -----------------

                                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer


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EXHIBIT INDEX



Exhibit No.      Description of Exhibit
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99.1             Press Release dated July 24, 2006